UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2016

Comcast Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA		19103-2838
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 28, 2016, NBCUniversal, a division of Comcast Corporation (“Comcast”), announced the acquisition of DreamWorks Animation SKG, Inc. (“DreamWorks Animation”). One of the world’s most admired family brands, DreamWorks Animation creates animated feature films, television series and specials, live entertainment and related consumer products. The studio will become part of the Universal Filmed Entertainment Group, which includes Universal Pictures, Fandango, and NBCUniversal Brand Development.

On April 28, 2016, Comcast issued a press release with respect to the DreamWorks Animation transaction. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Comcast has prepared FAQs related to the DreamWorks Animation transaction, which are attached hereto as Exhibit 99.2 and are incorporated herein by reference. The FAQs will be available on Comcast’s Investor Relations’ website at http://cmcsa.com/index.cfm.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 28, 2016.

99.2	FAQs dated April 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	April 28, 2016	By:	/s/ Arthur R. Block
			Name:	Arthur R. Block
			Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 28, 2016.
99.2	FAQs dated April 28, 2016.